608, 1199 West Pender Street
Vancouver, BC V6E 2R1
Tel: (604) 687-0300 Fax: (604) 687-0151
www.passportpotash.com

PASSPORT POTASH INC.

(TSX.V – PPI)

Passport Potash Announces Completion of
First Phase of Drilling on Hopi Property

VANCOUVER, BRITISH COLUMBIA--(Marketwire – April 25, 2013) - Passport Potash, Inc. (“Passport” or the “Company”) (TSX-V: PPI) (OTCQX: PPRTF) is pleased to report that it has completed the first phase of its drilling program on the Hopi private land that is “checkerboarded” with Passport’s southern landholdings in the Holbrook Basin in Northern Arizona. A total of 8 holes were drilled in the first phase of exploration on the Hopi property. The analytical results from the first three holes drilled were included in the updated mineral resource estimate reported on February 26, 2013, and were also used in the Preliminary Economic Assessment reported on March 13, 2013.

The remaining five holes have been drilled, cored and assay results have been obtained from SRC Laboratories in Saskatchewan, Canada. The analysis for all first phase holes is shown in Table 1 below. Drill intercepts are believed to represent true thicknesses as the wells were drilled vertically and the potash beds are essentially flat lying. The data from these holes is expected to be included in a pre-feasibility study which is anticipated to be completed by the end of 2013.

Table 1

	DEPTH						GRADE	GRADE	GRADE
	From		To		Interval		K2O	KCl	MgO
	(ft)	(m)	(ft)	(m)	(ft)	(m)	(wt%)	(%)	(wt%)
H1
	1156	352.35	1165.5	355.24	9.5	2.9	8.06	12.76	1.21
	1156	352.35	1161.5	354.02	5.5	1.68	9.79	15.5	0.44
	1160	353.57	1160.5	353.72	0.5	0.15	21.5	34.04	0.47

H2
	1020.5	311.05	1034	315.16	13.50	4.11	8.38	13.27	2.21
	1020.5	311.05	1028	313.33	7.5	2.29	10.7	16.94	2.1
	1021	311.2	1021.5	311.35	0.5	0.15	25.1	39.73	1.28

H3
	1059.5	322.94	1069.5	325.98	10	3.05	8.54	13.52	1.54
	1059.5	322.94	1066	324.92	6.5	1.98	9.98	15.8	1.22
	1065	324.61	1065.5	324.76	0.5	0.15	22.2	35.14	1.39

H4
	1055	321.56	1064.5	324.4596	9.5	2.90	8.56	13.55	1.90
	1055	321.564	1061.5	323.5452	6.5	1.9812	9.56	15.13348	1.49
	1060.5	323.2404	1061	323.3928	0.5	0.1524	21.2	33.5596	2.97

H5
	995	303.276	1000	304.8	5	1.524	8.58	13.58214	0.279
	995.5	303.4284	997.5	304.038	2	0.6096	11.49	18.18867	0.215
	997	303.8856	997.5	304.038	0.5	0.1524	15.7	24.8531	0.63

H6
	952.5	290.322	960	292.608	7.5	2.286	8.21	12.99643	2.42
	953.5	290.6268	954	290.7792	0.5	0.1524	16.2	25.6446	0.27

H7
	963	293.5224	973	296.5704	10	3.048	6.29	9.95707	0.24
	970.5	295.8084	972	296.2656	1.5	0.4572	14.43	22.84269	0.55
	971	295.9608	971.5	296.1132	0.5	0.1524	16.7	26.4361	0.76

H8
	932.5	284.226	947.5	288.798	15	4.572	8.93	14.13619	1.346
	932.5	284.226	940	286.512	7.5	2.286	13.26	20.99058	1.26
	939	286.2072	940	286.512	1	0.3048	34.15	54.05945	1.72

The second phase drilling program will be designed by ERCOSPLAN and may include up to 10 additional core holes. Work on the second phase is expected to begin in early summer and the results are expected to help further define the resource and aid in mine planning.

Passport’s President and CEO, Joshua Bleak, commented, "we are glad to have the first phase of the Hopi drilling completed and look forward to the recommendations from Ercosplan. We are very encouraged by the results of the first phase of drilling, where six of the eight holes had an ore zone that exceeded nine feet in thickness, and the KCl and K2O grades were consistently high. We are excited to work with our Hopi partners on the next phases of development.”

About the Holbrook Potash Project

Passport Potash Inc. is a publicly traded corporation engaged in the exploration and development of advanced potash properties with its major focus on a previously explored potash property in Arizona. Passport has acquired a strategic position in the Holbrook Basin with land holdings encompassing over 121,000 acres. Passport has also entered into a joint exploration agreement with the Hopi Indian Tribe to work toward developing about 13,000 acres of contiguous privately held Hopi land.

Quality Assurance and Quality Control

The standard operating and quality assurance procedures followed by Passport Potash employees have been instituted to make sure that all sampling techniques and results meet international reporting standards. Coring starts when the first significant gypsum interval (Upper Supai Formation) is intersected. Information about the drill holes and the on-site core descriptions are conducted according to international standards (depth intervals, recovery %, lithology, structure, alteration, rock type, weathered profile, sample intervals, remarks). Onsite field geologists collect the cuttings, bag and label them and place a small sub-sample into a chip tray for further treatment. Directly after being retrieved the cores are measured, cleaned, filed logged, packed in plastic poly sheeting and placed into sequentially numbered and labeled core boxes. Material is temporarily stored prior to transfer to the core facility in Apache Junction, Arizona, where significant intervals are dry cut in half. Half core samples are then bagged and carefully packed into boxes and shipped to the Saskatchewan Research Council in Saskatoon.

Passport is utilizing SRC's Potash ICP Analysis package designed for multi-element analysis of potash samples. SRC includes blanks, duplicates and their internal potash 003/004 standards in the analysis. SRC's analytical procedures have been more fully detailed in the NI 43-101 Technical Report, dated 30 March 2012, prepared for Passport Potash by ERCOSPLAN Ingenieurgesellschaft Geotechnik un Bergbau mbH.

Tim Henneberry, P.Geol., Advisor, and a Qualified Person as defined in National Instrument 43-101, has reviewed and approved the technical content of this news release.

On behalf of the Board of Directors

PASSPORT POTASH INC.

Joshua Bleak, President

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact:

Passport Potash Inc.
Peter J. Kletas
Manager of Corporate Development
866-999-6251-Toll Free
peter@passportpotash.com

Passport Potash Inc.
Clive Mostert
Corporate Communications
780-920-5044
cmostert@passportpotash.com
www.passportpotash.com

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